                                                                    Exhibit 23.6
                    CONSENT OF BERWIND FINANCIAL GROUP, L.P.

     We hereby consent to the use in the Registration Statement on Form S-4 of Reading Entertainment, Inc., and the Proxy Statement/Prospectus included therein, of our opinion, dated August 23, 1996, and to the references to us in such Proxy Statement/Prospectus.


                                             /s/ Berwind Financial Group, L.P.

Philadelphia, Pennsylvania
October 2, 1996